POWER OF ATTORNEY
I, Thomas L. Williams, Director of Western & Southern Life Insurance Company, do hereby appoint Wade M. Fugate, Sarah Sparks Herron, and Jay V. Johnson, and each of them (with full power to each of them to act alone), as my true and lawful attorney-in-fact, for me and in my name, place, and stead, to execute and file any instrument or document to be filed as part of or in connection with or in any way related to the registration statements, and any and all amendments thereto, filed by Western & Southern Life Insurance Company as Guarantor of Integrity Life Insurance Company and/or National Integrity Life Insurance Company with the Securities and Exchange Commission under the Securities Act of 1933, as amended, and/or the Investment Company Act of 1940, as amended, and to have full power and authority to do or cause to be done in my name, place, and stead each and every act and thing necessary or appropriate in order to effectuate the same, as fully to all intents and purposes I might or could do in person, hereby ratifying and confirming all that said attorney-in-fact may do or cause to be done by virtue hereof, in connection with the following registration statements:
Integrity Life Insurance Company:
•AnnuiChoice Flexible Premium Variable Annuity (Registration Nos. 333-44876 and 811-04844)
•Pinnacle Flexible Premium Variable Annuity (Registration Nos. 333-175480 and 811-04844)
•Pinnacle V Flexible Premium Variable Annuity (Registration Nos. 333-177616 and 811-04844)
•VAROOM Flexible Premium Variable Annuity (Registration Nos. 333-166995 and 811-04844)
•VAROOM II Flexible Premium Variable Annuity (Registration Nos. 333-178438 and 811-04844)
National Integrity Life Insurance Company:
•AnnuiChoice Flexible Premium Variable Annuity (Registration Nos. 333-44892 and 811-04846)
•Pinnacle Flexible Premium Variable Annuity (Registration Nos. 333-175481 and 811-04846)
•Pinnacle V Flexible Premium Variable Annuity (Registration Nos. 333-177618 and 811-04846)
•VAROOM Flexible Premium Variable Annuity (Registration Nos. 333-167372 and 811-04846)
•VAROOM II Flexible Premium Variable Annuity (Registration Nos. 333-178439 and 811-04846)
IN WITNESS WHEREOF, I have hereunto set my hand this 16th day of April, 2024.

/s/ Thomas L. Williams
Thomas L. Williams Director
The Western and Southern Life Insurance Company

POWER OF ATTORNEY
I, James N. Clark, Director of Western & Southern Life Insurance Company, do hereby appoint Wade M. Fugate, Sarah Sparks Herron, and Jay V. Johnson, and each of them (with full power to each of them to act alone), as my true and lawful attorney-in-fact, for me and in my name, place, and stead, to execute and file any instrument or document to be filed as part of or in connection with or in any way related to the registration statements, and any and all amendments thereto, filed by Western & Southern Life Insurance Company as Guarantor of Integrity Life Insurance Company and/or National Integrity Life Insurance Company with the Securities and Exchange Commission under the Securities Act of 1933, as amended, and/or the Investment Company Act of 1940, as amended, and to have full power and authority to do or cause to be done in my name, place, and stead each and every act and thing necessary or appropriate in order to effectuate the same, as fully to all intents and purposes I might or could do in person, hereby ratifying and confirming all that said attorney-in-fact may do or cause to be done by virtue hereof, in connection with the following registration statements:
Integrity Life Insurance Company:
•AnnuiChoice Flexible Premium Variable Annuity (Registration Nos. 333-44876 and 811-04844)
•Pinnacle Flexible Premium Variable Annuity (Registration Nos. 333-175480 and 811-04844)
•Pinnacle V Flexible Premium Variable Annuity (Registration Nos. 333-177616 and 811-04844)
•VAROOM Flexible Premium Variable Annuity (Registration Nos. 333-166995 and 811-04844)
•VAROOM II Flexible Premium Variable Annuity (Registration Nos. 333-178438 and 811-04844)
National Integrity Life Insurance Company:
•AnnuiChoice Flexible Premium Variable Annuity (Registration Nos. 333-44892 and 811-04846)
•Pinnacle Flexible Premium Variable Annuity (Registration Nos. 333-175481 and 811-04846)
•Pinnacle V Flexible Premium Variable Annuity (Registration Nos. 333-177618 and 811-04846)
•VAROOM Flexible Premium Variable Annuity (Registration Nos. 333-167372 and 811-04846)
•VAROOM II Flexible Premium Variable Annuity (Registration Nos. 333-178439 and 811-04846)
IN WITNESS WHEREOF, I have hereunto set my hand this 16th day of April, 2024.

/s/ James N. Clark
James N. Clark Director
The Western and Southern Life Insurance Company

POWER OF ATTORNEY
I, Phillip R. Cox, Director of Western & Southern Life Insurance Company, do hereby appoint Wade M. Fugate, Sarah Sparks Herron, and Jay V. Johnson, and each of them (with full power to each of them to act alone), as my true and lawful attorney-in-fact, for me and in my name, place, and stead, to execute and file any instrument or document to be filed as part of or in connection with or in any way related to the registration statements, and any and all amendments thereto, filed by Western & Southern Life Insurance Company as Guarantor of Integrity Life Insurance Company and/or National Integrity Life Insurance Company with the Securities and Exchange Commission under the Securities Act of 1933, as amended, and/or the Investment Company Act of 1940, as amended, and to have full power and authority to do or cause to be done in my name, place, and stead each and every act and thing necessary or appropriate in order to effectuate the same, as fully to all intents and purposes I might or could do in person, hereby ratifying and confirming all that said attorney-in-fact may do or cause to be done by virtue hereof, in connection with the following registration statements:
Integrity Life Insurance Company:
•AnnuiChoice Flexible Premium Variable Annuity (Registration Nos. 333-44876 and 811-04844)
•Pinnacle Flexible Premium Variable Annuity (Registration Nos. 333-175480 and 811-04844)
•Pinnacle V Flexible Premium Variable Annuity (Registration Nos. 333-177616 and 811-04844)
•VAROOM Flexible Premium Variable Annuity (Registration Nos. 333-166995 and 811-04844)
•VAROOM II Flexible Premium Variable Annuity (Registration Nos. 333-178438 and 811-04844)
National Integrity Life Insurance Company:
•AnnuiChoice Flexible Premium Variable Annuity (Registration Nos. 333-44892 and 811-04846)
•Pinnacle Flexible Premium Variable Annuity (Registration Nos. 333-175481 and 811-04846)
•Pinnacle V Flexible Premium Variable Annuity (Registration Nos. 333-177618 and 811-04846)
•VAROOM Flexible Premium Variable Annuity (Registration Nos. 333-167372 and 811-04846)
•VAROOM II Flexible Premium Variable Annuity (Registration Nos. 333-178439 and 811-04846)
IN WITNESS WHEREOF, I have hereunto set my hand this 16th day of April, 2024.

/s/ Phillip R. Cox
Phillip R. Cox Director
The Western and Southern Life Insurance Company

POWER OF ATTORNEY
I, James C. Hale, Director of Western & Southern Life Insurance Company, do hereby appoint Wade M. Fugate, Sarah Sparks Herron, and Jay V. Johnson, and each of them (with full power to each of them to act alone), as my true and lawful attorney-in-fact, for me and in my name, place, and stead, to execute and file any instrument or document to be filed as part of or in connection with or in any way related to the registration statements, and any and all amendments thereto, filed by Western & Southern Life Insurance Company as Guarantor of Integrity Life Insurance Company and/or National Integrity Life Insurance Company with the Securities and Exchange Commission under the Securities Act of 1933, as amended, and/or the Investment Company Act of 1940, as amended, and to have full power and authority to do or cause to be done in my name, place, and stead each and every act and thing necessary or appropriate in order to effectuate the same, as fully to all intents and purposes I might or could do in person, hereby ratifying and confirming all that said attorney-in-fact may do or cause to be done by virtue hereof, in connection with the following registration statements:
Integrity Life Insurance Company:
•AnnuiChoice Flexible Premium Variable Annuity (Registration Nos. 333-44876 and 811-04844)
•Pinnacle Flexible Premium Variable Annuity (Registration Nos. 333-175480 and 811-04844)
•Pinnacle V Flexible Premium Variable Annuity (Registration Nos. 333-177616 and 811-04844)
•VAROOM Flexible Premium Variable Annuity (Registration Nos. 333-166995 and 811-04844)
•VAROOM II Flexible Premium Variable Annuity (Registration Nos. 333-178438 and 811-04844)
National Integrity Life Insurance Company:
•AnnuiChoice Flexible Premium Variable Annuity (Registration Nos. 333-44892 and 811-04846)
•Pinnacle Flexible Premium Variable Annuity (Registration Nos. 333-175481 and 811-04846)
•Pinnacle V Flexible Premium Variable Annuity (Registration Nos. 333-177618 and 811-04846)
•VAROOM Flexible Premium Variable Annuity (Registration Nos. 333-167372 and 811-04846)
•VAROOM II Flexible Premium Variable Annuity (Registration Nos. 333-178439 and 811-04846)
IN WITNESS WHEREOF, I have hereunto set my hand this 16th day of April, 2024.

/s/ James C. Hale
James C. Hale Director
The Western and Southern Life Insurance Company

POWER OF ATTORNEY
I, Robert L. Lawrence, Director of Western & Southern Life Insurance Company, do hereby appoint Wade M. Fugate, Sarah Sparks Herron, and Jay V. Johnson, and each of them (with full power to each of them to act alone), as my true and lawful attorney-in-fact, for me and in my name, place, and stead, to execute and file any instrument or document to be filed as part of or in connection with or in any way related to the registration statements, and any and all amendments thereto, filed by Western & Southern Life Insurance Company as Guarantor of Integrity Life Insurance Company and/or National Integrity Life Insurance Company with the Securities and Exchange Commission under the Securities Act of 1933, as amended, and/or the Investment Company Act of 1940, as amended, and to have full power and authority to do or cause to be done in my name, place, and stead each and every act and thing necessary or appropriate in order to effectuate the same, as fully to all intents and purposes I might or could do in person, hereby ratifying and confirming all that said attorney-in-fact may do or cause to be done by virtue hereof, in connection with the following registration statements:
Integrity Life Insurance Company:
•AnnuiChoice Flexible Premium Variable Annuity (Registration Nos. 333-44876 and 811-04844)
•Pinnacle Flexible Premium Variable Annuity (Registration Nos. 333-175480 and 811-04844)
•Pinnacle V Flexible Premium Variable Annuity (Registration Nos. 333-177616 and 811-04844)
•VAROOM Flexible Premium Variable Annuity (Registration Nos. 333-166995 and 811-04844)
•VAROOM II Flexible Premium Variable Annuity (Registration Nos. 333-178438 and 811-04844)
National Integrity Life Insurance Company:
•AnnuiChoice Flexible Premium Variable Annuity (Registration Nos. 333-44892 and 811-04846)
•Pinnacle Flexible Premium Variable Annuity (Registration Nos. 333-175481 and 811-04846)
•Pinnacle V Flexible Premium Variable Annuity (Registration Nos. 333-177618 and 811-04846)
•VAROOM Flexible Premium Variable Annuity (Registration Nos. 333-167372 and 811-04846)
•VAROOM II Flexible Premium Variable Annuity (Registration Nos. 333-178439 and 811-04846)
IN WITNESS WHEREOF, I have hereunto set my hand this 16th day of April, 2024.

/s/ Robert L. Lawrence
Robert L. Lawrence Director
The Western and Southern Life Insurance Company

POWER OF ATTORNEY
I, James K. Risk III, Director of Western & Southern Life Insurance Company, do hereby appoint Wade M. Fugate, Sarah Sparks Herron, and Jay V. Johnson, and each of them (with full power to each of them to act alone), as my true and lawful attorney-in-fact, for me and in my name, place, and stead, to execute and file any instrument or document to be filed as part of or in connection with or in any way related to the registration statements, and any and all amendments thereto, filed by Western & Southern Life Insurance Company as Guarantor of Integrity Life Insurance Company and/or National Integrity Life Insurance Company with the Securities and Exchange Commission under the Securities Act of 1933, as amended, and/or the Investment Company Act of 1940, as amended, and to have full power and authority to do or cause to be done in my name, place, and stead each and every act and thing necessary or appropriate in order to effectuate the same, as fully to all intents and purposes I might or could do in person, hereby ratifying and confirming all that said attorney-in-fact may do or cause to be done by virtue hereof, in connection with the following registration statements:
Integrity Life Insurance Company:
•AnnuiChoice Flexible Premium Variable Annuity (Registration Nos. 333-44876 and 811-04844)
•Pinnacle Flexible Premium Variable Annuity (Registration Nos. 333-175480 and 811-04844)
•Pinnacle V Flexible Premium Variable Annuity (Registration Nos. 333-177616 and 811-04844)
•VAROOM Flexible Premium Variable Annuity (Registration Nos. 333-166995 and 811-04844)
•VAROOM II Flexible Premium Variable Annuity (Registration Nos. 333-178438 and 811-04844)
National Integrity Life Insurance Company:
•AnnuiChoice Flexible Premium Variable Annuity (Registration Nos. 333-44892 and 811-04846)
•Pinnacle Flexible Premium Variable Annuity (Registration Nos. 333-175481 and 811-04846)
•Pinnacle V Flexible Premium Variable Annuity (Registration Nos. 333-177618 and 811-04846)
•VAROOM Flexible Premium Variable Annuity (Registration Nos. 333-167372 and 811-04846)
•VAROOM II Flexible Premium Variable Annuity (Registration Nos. 333-178439 and 811-04846)
IN WITNESS WHEREOF, I have hereunto set my hand this 16th day of April, 2024.

/s/ James K. Risk III
James K. Risk III Director
The Western and Southern Life Insurance Company

POWER OF ATTORNEY
I, Robert B. Truitt, Director of Western & Southern Life Insurance Company, do hereby appoint Wade M. Fugate, Sarah Sparks Herron, and Jay V. Johnson, and each of them (with full power to each of them to act alone), as my true and lawful attorney-in-fact, for me and in my name, place, and stead, to execute and file any instrument or document to be filed as part of or in connection with or in any way related to the registration statements, and any and all amendments thereto, filed by Western & Southern Life Insurance Company as Guarantor of Integrity Life Insurance Company and/or National Integrity Life Insurance Company with the Securities and Exchange Commission under the Securities Act of 1933, as amended, and/or the Investment Company Act of 1940, as amended, and to have full power and authority to do or cause to be done in my name, place, and stead each and every act and thing necessary or appropriate in order to effectuate the same, as fully to all intents and purposes I might or could do in person, hereby ratifying and confirming all that said attorney-in-fact may do or cause to be done by virtue hereof, in connection with the following registration statements:
Integrity Life Insurance Company:
•AnnuiChoice Flexible Premium Variable Annuity (Registration Nos. 333-44876 and 811-04844)
•Pinnacle Flexible Premium Variable Annuity (Registration Nos. 333-175480 and 811-04844)
•Pinnacle V Flexible Premium Variable Annuity (Registration Nos. 333-177616 and 811-04844)
•VAROOM Flexible Premium Variable Annuity (Registration Nos. 333-166995 and 811-04844)
•VAROOM II Flexible Premium Variable Annuity (Registration Nos. 333-178438 and 811-04844)
National Integrity Life Insurance Company:
•AnnuiChoice Flexible Premium Variable Annuity (Registration Nos. 333-44892 and 811-04846)
•Pinnacle Flexible Premium Variable Annuity (Registration Nos. 333-175481 and 811-04846)
•Pinnacle V Flexible Premium Variable Annuity (Registration Nos. 333-177618 and 811-04846)
•VAROOM Flexible Premium Variable Annuity (Registration Nos. 333-167372 and 811-04846)
•VAROOM II Flexible Premium Variable Annuity (Registration Nos. 333-178439 and 811-04846)
IN WITNESS WHEREOF, I have hereunto set my hand this 16th day of April, 2024.

/s/ Robert B. Truitt
Robert B. Truitt Director
The Western and Southern Life Insurance Company

POWER OF ATTORNEY
I, John P. Zanotti, Director of Western & Southern Life Insurance Company, do hereby appoint Wade M. Fugate, Sarah Sparks Herron, and Jay V. Johnson, and each of them (with full power to each of them to act alone), as my true and lawful attorney-in-fact, for me and in my name, place, and stead, to execute and file any instrument or document to be filed as part of or in connection with or in any way related to the registration statements, and any and all amendments thereto, filed by Western & Southern Life Insurance Company as Guarantor of Integrity Life Insurance Company and/or National Integrity Life Insurance Company with the Securities and Exchange Commission under the Securities Act of 1933, as amended, and/or the Investment Company Act of 1940, as amended, and to have full power and authority to do or cause to be done in my name, place, and stead each and every act and thing necessary or appropriate in order to effectuate the same, as fully to all intents and purposes I might or could do in person, hereby ratifying and confirming all that said attorney-in-fact may do or cause to be done by virtue hereof, in connection with the following registration statements:
Integrity Life Insurance Company:
•AnnuiChoice Flexible Premium Variable Annuity (Registration Nos. 333-44876 and 811-04844)
•Pinnacle Flexible Premium Variable Annuity (Registration Nos. 333-175480 and 811-04844)
•Pinnacle V Flexible Premium Variable Annuity (Registration Nos. 333-177616 and 811-04844)
•VAROOM Flexible Premium Variable Annuity (Registration Nos. 333-166995 and 811-04844)
•VAROOM II Flexible Premium Variable Annuity (Registration Nos. 333-178438 and 811-04844)
National Integrity Life Insurance Company:
•AnnuiChoice Flexible Premium Variable Annuity (Registration Nos. 333-44892 and 811-04846)
•Pinnacle Flexible Premium Variable Annuity (Registration Nos. 333-175481 and 811-04846)
•Pinnacle V Flexible Premium Variable Annuity (Registration Nos. 333-177618 and 811-04846)
•VAROOM Flexible Premium Variable Annuity (Registration Nos. 333-167372 and 811-04846)
•VAROOM II Flexible Premium Variable Annuity (Registration Nos. 333-178439 and 811-04846)
IN WITNESS WHEREOF, I have hereunto set my hand this 16th day of April, 2024.

/s/ John P. Zanotti
John P. Zanotti Director
The Western and Southern Life Insurance Company